Exhibit 99.1


U.S. Bank
U.S. Bank Place
601 Second Avenue South
Minneapolis, MN  55402-4302


                                 August 19, 1998



Powerhouse Technologies, Inc.
2311 South Seventh Avenue
Bozeman, MT 59715

Attention: Mr.  Jay Schuttler

Dear Jay:

     We refer to that certain Credit Agreement dated as of February 16, 1995, among VIDEO LOTTERY TECHNOLOGIES, INC., N/K/A POWERHOUSE TECHNOLOGIES, INC., a Delaware corporation (the "Borrower") and U.S. BANK NATIONAL ASSOCIATION, as the successor by merger with First Bank National Association, as administrative bank (the "Administrative Bank"), and U.S. BANK NATIONAL ASSOCIATION, as the successor by merger with First Bank National Association, as the sole Bank party (the "Bank") as amended by that certain Amendment No. 1 to Credit Agreement and Waiver dated as of June 26, 1995, Second Amendment to Credit Agreement dated as of March 4, 1996, Third Amendment to Credit Agreement dated as of April 30, 1996, Waiver and Fourth Amendment to Credit Agreement dated as of August 19, 1996 and Consent; Waiver and Fifth Amendment to Credit Agreement dated as of January 30, 1997, and a letter amendment and consent dated as of February 28, 1998 (as so amended, the "Credit Agreement"). Capitalized terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

     On the "Effective Date" (as defined below), the Administrative Bank and the Bank hereby agree with the Borrower to amend the definition of "Termination
                                                                     -----------
Date"  appearing  in  ARTICLE I of the Credit  Agreement  by  changing  the date
-----                 ---------
"August 31, 1998" appearing therein to the date "October 31, 1998".

     This letter amendment shall be effective as of the date first above stated on the date (the "Effective Date") on which the Administrative Bank receives a copy of this letter amendment executed by the Borrower together with the following:

                                       5
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Powerhouse Technologies, Inc.
August 19, 1998
Page 2


          (a) a Consent and Acknowledgment in the form provided by the Administrative Bank appropriately completed and duly executed by each Guarantor;

          (b)  such  other   documents,   instruments  or  certificates  as  the
     Administrative Bank may request.

     By executing this letter amendment, the Borrower represents and warrants to the Administrative Bank and the Bank that:

          (a) The execution, delivery and performance by the Borrower of this letter amendment and any other documents to which the Borrower is a party have been duly authorized by all necessary corporate or partnership action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any stockholder or partner), do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrower's articles of incorporation or bylaws, any agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrower or of any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to the Borrower or any of its property except pursuant to the documents required to be executed and delivered pursuant hereto;

          (b) The Credit Agreement as amended by this letter amendment and the other Loan Documents to which any Loan Party is a party are the legal, valid and binding obligations of each Loan Party which is a party thereto and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies;

          (c) Before and after giving effect to this letter amendment, the representations and warranties in ARTICLE VII of the Credit Agreement shall
                                       -----------
     be true and correct as though made on the date hereof except for changes that are permitted by the terms of the Credit Agreement and for changes that are required by the terms of this Letter amendment. The execution by the Borrower of this letter amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

                                       6
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Powerhouse Technologies, Inc.
August 19, 1998
Page 3


          (d) Before and after giving effect to this letter amendment, no Default or no Event of Default shall have occurred and be continuing under the Credit Agreement except for those expressly waived by the terms hereof. The execution by the Borrower of this Letter amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

          (e) No events have taken place and no circumstances exist at the date hereof which would give the Borrower the right to assert a defense, offset or counterclaim to any claim by the Administrative Bank or any Bank for payment of the Obligations

     By executing this letter amendment, the Borrower further agrees with us that:

          (a) upon the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference to the "Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby;

          (b) the execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein or therein, operate as a waiver of any of our rights, powers or remedies under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any such Loan Document; and

          (c) the Borrower agrees to pay on demand all of our costs and expenses incurred in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other documents to be delivered hereunder or thereunder, including our reasonable attorneys' fees and legal expenses.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       7
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Powerhouse Technologies, Inc.
August 19, 1998
Page 4


                                     Very truly yours,

                                     U.S. BANK NATIONAL ASSOCIATION, f/k/a First
                                     Bank National Association


                                     By:   /s/ Richard J. Mikos
                                           -------------------------------------
                                     Its:  Vice President
                                           -------------------------------------


POWERHOUSE TECHNOLOGIES, INC.,
a Delaware corporation


By:    /s/ Susan J. Carstensen
       -----------------------
Title: CFO and Treasurer
       -----------------------

                                       8
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                                     CONSENT


     Each of the undersigned, being a guarantor of the obligations of Video Lottery Technologies, Inc. (the "Borrower") to U. S. Bank National Association, as the successor by merger to First Bank National Association (the "Lender"), pursuant to one of the Subsidiary Guaranties dated as of February 16, 1995 (the "Guaranty"), hereby:

          (i) consents to the Borrower's execution and delivery of that certain letter amendment dated August 19, 1998 (the "Amendment"), further amending that certain Credit Agreement dated as of February 16, 1995 among the Borrower, First Bank National Association, as administrative bank (the "Administrative Bank"), and First Bank National Association ("the Bank") as the only Bank party thereto as amended by that certain Amendment No. 1 to Credit Agreement and Waiver dated as of June 26, 1995, Second Amendment to Credit Agreement dated as of March 4, 1996, Third Amendment to Credit Agreement dated as of April 30, 1996, Waiver and Fourth Amendment to Credit Agreement dated as of August 19, 1996 and Consent, Waiver, Fifth Amendment to Credit Agreement dated as of January 30, 1997 and a letter amendment and consent dated February 28, 1998 (as so amended, the "Credit Agreement")and the other documents required to be executed and delivered pursuant to the Amendment;

          (ii) ratifies and confirms that the Loan Documents to which such Loan Party is a party remain in full force and effect; and

          (iii) represents and warrants to the Administrative Bank and the Bank that no events have taken place and no circumstances exist at the date hereof which would give the undersigned the right to assert a defense, offset or counterclaim to any claim by the Administrative Bank or the Bank for payment of the Obligations.

     Nothing in this Consent requires the Administrative Bank or the Bank to obtain the consent of any of the undersigned to any future amendment, modification or waiver to the Agreement or any other Loan Document except as expressly required by the terms of the Loan Documents to which the undersigned is a party.

     This Consent may be executed in one or more counterparts, each of which shall be deemed to be an original.

     Dated as of August 19, 1998

                                   Video Lottery Consultants, Inc.


                                   By   /s/ Janet M. Bjork
                                        ----------------------------------------
                                        Its    Assistant Secretary
                                               ---------------------------------

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                                   Automated Wagering International, Inc.

                                   By   /s/ Susan J. Carstensen
                                        ----------------------------------------
                                        Its    Treasurer
                                             -----------------------------------


                                   Raven's D&R Music, Inc.

                                   By   /s/ Susan J. Carstensen
                                        ----------------------------------------
                                        Its    Treasurer
                                             -----------------------------------


                                   Automatic Music Service of Billings, Inc.

                                   By   /s/ Susan J. Carstensen
                                        ----------------------------------------
                                        Its    Treasurer
                                             -----------------------------------


                                   Automation First, Inc.

                                   By   /s/ Susan J. Carstensen
                                        ----------------------------------------
                                        Its    Treasurer
                                             -----------------------------------


                                   United Wagering Systems, Inc.

                                   By   /s/ Susan J. Carstensen
                                        ----------------------------------------
                                        Its    Treasurer
                                             -----------------------------------


                                   United Tote World Wide, Inc.

                                   By   /s/ Susan J. Carstensen
                                        ----------------------------------------
                                        Its    Treasurer
                                             -----------------------------------


                                   United Tote Company

                                   By   /s/ Susan J. Carstensen
                                        ----------------------------------------
                                        Its    Treasurer
                                             -----------------------------------

                                       10
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